Federated Hermes Municipal Bond Fund, Inc.
A Portfolio of Federated Hermes Municipal Bond Fund, Inc.
CLASS A SHARES (TICKER LMSFX)
CLASS C SHARES (TICKER LMSCX)
CLASS F SHARES (TICKER LMFFX)
INSTITUTIONAL SHARES (TICKER LMBIX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 31, 2025
1. Under the section entitled “Risk/Return Summary: “Fees and Expenses,” please delete and replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Class F Shares (F) or Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A and F classes, respectively) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 19 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	F	IS
Maximum Sales Charge (Load)	4.50%	1.00%	2.00%	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	F	IS
Management Fee	0.47%	0.47%	0.47%	0.47%
Distribution (12b-1) Fee	None	0.75%	None	None
Other Expenses[1]	0.69%	0.69%	0.69%	0.44%
Interest Expense[1]	0.15%	0.15%	0.15%	0.15%
Other Operating Expenses	0.54%	0.54%	0.54%	0.29%
Total Annual Fund Operating Expenses[1]	1.16%	1.91%	1.16%	0.91%
Fee Waivers and/or Expense Reimbursements[2]	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.98%	1.73%	0.98%	0.73%

1
 Other Expenses, Interest Expense, Total Annual Fund Operating Expenses and Total Annual Fund
Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect expenses expected to be incurred in the current fiscal year.
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A, C, F and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.83%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2026; or (b) the date of the Fund’s next effective Prospectus.
While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Fund’s Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$563	$802	$1,060	$1,796
Expenses assuming no redemption	$563	$802	$1,060	$1,796
C:
Expenses assuming redemption	$294	$600	$1,032	$2,038
Expenses assuming no redemption	$194	$600	$1,032	$2,038
F:
Expenses assuming redemption	$317	$565	$732	$1,495
Expenses assuming no redemption	$217	$465	$732	$1,495
IS:
Expenses assuming redemption	$93	$290	$504	$1,120
Expenses assuming no redemption	$93	$290	$504	$1,120

2. Lee R. Cunningham II will retire on April 1, 2026. Effective upon his retirement, Mr. Cunningham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 1, 2026, please remove all references to Mr. Cunningham.
Effective December 31, 2025, R.J. Gallo, CFA, no longer serves as a portfolio manager of the Fund. Accordingly, effective December 31, 2025, please remove all references to Mr. Gallo.
Effective December 31, 2025, Ann Ferentino, CFA, will serve as a portfolio manager of the Fund.
Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information for Ms. Ferentino:
“Ann Ferentino, Senior Portfolio Manager, has been the Fund’s portfolio manager since December of 2025.”
November 5, 2025

Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457130 (11/25)
© 2025 Federated Hermes, Inc.